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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): March 18, 1999


                              EDISON INTERNATIONAL
             (Exact name of registrant as specified in its charter)



            CALIFORNIA                     001-9936              95-4137452
(State of principal jurisdiction of    (Commission file       (I.R.S. employer
  incorporation of organization)            number)          identification no.)




                            2244 Walnut Grove Avenue
                                 (P.O. Box 800)
                           Rosemead, California 91770
          (Address of principal executive offices, including zip code)





                                  626-302-2222
              (Registrant's telephone number, including area code)

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Items 1 through 4, 6, and 8 are not included because they are not applicable.

Item 5.  Other Events

HOMER CITY GENERATION STATION ACQUISITION

On March 18, 1999, Edison Mission Energy (EME), Edison International's wholly-owned independent power subsidiary, completed a transaction with GPU, Inc., New York State Electric & Gas Corporation and their respective affiliates to acquire the 1,884 megawatt (MW) Homer City Electric Generating Station and certain facilities and other assets associated therewith (collectively, Homer
City). Homer City is one of the largest coal-fired generating plants in the mid-Atlantic region of the United States. Consideration for Homer City consisted of a cash payment of approximately $1.8 billion.

Homer City is expected to continue to operate as a coal-fired generating station with revenue primarily derived from the sale of electricity under bilateral arrangements with domestic utilities and power marketers under short-term contracts (two years or less) or to the Pennsylvania-New Jersey-Maryland Power Pool (PJM) or the New York Power Pool (NYPP). These pools have short-term markets, which establish an hourly clearing price. Homer City is situated in the PJM Control Area and is physically connected to high-voltage transmission lines serving both the PJM and NYPP markets. Power can also be transmitted to the Midwestern U.S. A copy of the press release issued by Edison International on March 18 announcing the acquisition is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ANNOUNCEMENTS OF COMMONWEALTH EDISON COMPANY ACQUISITION AND INVESTMENT IN CONTACT ENERGY LTD.

On March 23, 1999, Edison International announced that Edison Mission Energy
(EME) will acquire the coal-fired and gas-fired electric generating assets of Commonwealth Edison Company, having a total capacity of 9,722 megawatts, for approximately $5 billion. On that same day, Edison International also announced that EME will pay approximately $625 million for a 40 percent stake in New Zealand government-owned Contact Energy Ltd. A copy of the press releases issued by Edison International on March 23 and March 22 pertaining to the above announcements are attached hereto as Exhibits 99.2 and 99.3, respectively, and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Businesses Acquired. Not applicable

(b)  Pro Forma Financial Information. Not applicable



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(c)  Exhibits.

     Exhibit No.                            Description
     -----------                            -----------


     Exhibit 99.1 Edison International Unit Completes Acquisition of Homer City Generating Station

     Exhibit 99.2 Edison International Unit to acquire Generating Assets of Commonwealth Edison

     Exhibit 99.3 Edison International Unit's Acquisition of 40 percent stake in New-Zealand government-owned Contact Energy Ltd.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           EDISON INTERNATIONAL
                                              (Registrant)


                                            KENNETH S. STEWART
                                ---------------------------------------------
                                            KENNETH S. STEWART
                                        Assistant General Counsel



April 5, 1999